SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. 1)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, For Use Of The Commission Only (As Permitted By Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12.

                              COLOR IMAGING, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                       N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:
          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:
          ---------------------------------------------------------------------

     (5)  Total fee paid:
          ---------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
          ---------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:
          ---------------------------------------------------------------------

     (3)  Filing Party:
          ---------------------------------------------------------------------

     (4)  Date Filed:
          ---------------------------------------------------------------------

                               COLOR IMAGING, INC.
                       4350 PEACHTREE INDUSTRIAL BOULEVARD
                                    SUITE 100
                             NORCROSS, GEORGIA 30071

                                  MAY 10, 2002

To Our Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Color Imaging, Inc. ("Color Imaging"), which will be held at 10:00 a.m., local time, on June 10, 2002, at the Hilton Hotel, Atlanta NE, 5993 Peachtree Industrial Blvd, Norcross, GA 30092. All holders of Color Imaging's outstanding common stock as of the close of business on April 19, 2002 are entitled to vote at the annual meeting. Enclosed is a copy of the Notice of Annual Meeting of Stockholders, proxy statement and proxy card.

     We hope you will be able to attend the annual meeting. Whether or not you expect to attend, it is important that you complete, sign, date and return the proxy card in the enclosed envelope in order to make certain that your shares will be represented at the annual meeting.

                                Sincerely,

                                /s/ MORRIS E. VAN ASPEREN
                                Morris E. Van Asperen
                                Secretary

                               COLOR IMAGING, INC.
                       4350 PEACHTREE INDUSTRIAL BOULEVARD
                                    SUITE 100
                             NORCROSS, GEORGIA 30071


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 10, 2002


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Color Imaging, Inc. will be held at 10:00 a.m., local time, on June 10, 2002, at the Hilton Hotel, Atlanta NE, 5993 Peachtree Industrial Blvd, Norcross, GA 30092, for the following purposes:

1. To elect directors until their respective successors are elected and qualified.

2. To ratify the selection of Lazar Levine & Felix, LLP as Color Imaging's independent accountants for the year ending December 31, 2002.

3. To approve the increase in the authorized shares of common stock of Color Imaging from 20 million to 30 million.

4. To transact such other business as may properly come before the annual meeting or any adjournment thereof.

     The board of directors has fixed the close of business on April 19, 2002, as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and all adjourned meetings thereof.

                       By Order of the Board of Directors

                       /s/ MORRIS E. VAN ASPEREN
                       Morris E. Van Asperen
                       Secretary


Dated: May 10, 2002

Please Complete, Date, Sign And Return The Enclosed Proxy Card In The Return Envelope As Promptly As Possible, Whether Or Not You Plan To Attend The Annual Meeting. If You Later Desire To Revoke Your Proxy For Any Reason, You May Do So In The Manner Described In The Attached Proxy Statement.

                               COLOR IMAGING, INC.
                       4350 PEACHTREE INDUSTRIAL BOULEVARD
                                    SUITE 100
                             NORCROSS, GEORGIA 30071



                                 PROXY STATEMENT


                               GENERAL INFORMATION

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the board of directors of Color Imaging, Inc. ("Color Imaging") for use at the annual meeting of Stockholders (the "Annual Meeting") to be held at 10:00 a.m., local time, on June 10, 2002, at the Hilton Hotel, Atlanta NE,
5993 Peachtree Industrial Blvd, Norcross, GA 30092, and at any adjournment thereof. When such proxy is properly executed and returned, the shares it represents will be voted in accordance with any directions noted thereon. Any stockholder giving a proxy has the power to revoke it at any time before it is voted by written notice to the Secretary of Color Imaging or by issuance of a subsequent proxy. In addition, a stockholder attending the annual meeting may revoke his or her proxy and vote in person if he or she desires to do so, but attendance at the annual meeting will not of itself revoke the proxy.

     At the close of business on April 19, 2002, the record date for determining stockholders entitled to notice of and to vote at the annual meeting, Color Imaging had issued and outstanding 10,099,880 shares of common stock. Each share of common stock entitles the holder of record thereof to one vote, non-cumulative, on any matter coming before the annual meeting. Only stockholders of record at the close of business on April 19, 2002 are entitled to notice of and to vote at the annual meeting or any adjournment thereof.

     The enclosed Proxy, when properly signed, also confers discretionary authority with respect to amendments or variations to the matters identified in the Notice of Annual Meeting and with respect to other matters which may be properly brought before the annual meeting. At the time of printing this proxy statement, the management of Color Imaging is not aware of any other matters to be presented for action at the annual meeting. If, however, other matters which are not now known to the management should properly come before the annual meeting, the proxies hereby solicited will be exercised on such matters in accordance with the best judgment of the proxy holders.

     Shares represented by executed and unrevoked proxies will be voted in accordance with the instructions contained therein or, in the absence of such instructions, in accordance with the recommendations of the board of directors. Neither abstentions nor broker non-votes will be counted for the purposes of determining whether any of the proposals has been approved by the stockholders of Color Imaging, although they will be counted for purposes of determining the presence of a quorum.

     Color Imaging will pay the expenses of soliciting proxies for the annual meeting, including the cost of preparing, assembling, and mailing the proxy solicitation materials. Proxies may be solicited personally, by mail, by telex, or by telephone, by directors, officers, and regular employees of Color Imaging who will not be additionally compensated therefor. It is anticipated that this proxy statement and accompanying proxy card will be mailed on or about May 10, 2002 to all stockholders entitled to vote at the annual meeting.

     Nominees for election as directors will be elected by a majority of the votes cast by the holders of shares entitled to vote in the election. It is expected that shares beneficially owned by current executive officers and directors of Color Imaging, which in the aggregate represent approximately 49.6 percent of the outstanding shares of common stock, will be voted in favor of management's nominees for director, for the amendment to Color Imaging's certificate of incorporation and for the ratification of Lazar Levine & Felix LLP as Color Imaging's independent accountants. With respect to election of directors, abstentions, votes "withheld" and broker non-votes will be disregarded and will have no effect on the outcome of the vote. Abstentions, votes "withheld" and broker non-votes will have the effect of a vote against the proposal to amend Color Imaging's certificate of incorporation. There are no rights of appraisal or similar dissenters' rights with respect to any matter to be acted upon pursuant to this proxy statement. Assuming a quorum is present, any proposal properly presented at the meeting will be approved if the votes cast in favor of it exceed the votes cast against it, except in the case of the proposal to amend the certificate of incorporation, which requires the affirmative vote of a majority of Color Imaging's outstanding shares of common stock.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The board of directors of Color Imaging recommends a vote FOR the election of each of the nominees named below for election as director, FOR the ratification of Lazar Levine & Felix, LLP as Color Imaging's independent accountants and FOR the proposal to amend Color Imaging's certificate of incorporation.

ELECTION OF DIRECTORS

     The proxy holders intend to vote "FOR" election of the nominees named below, who are currently members of the board, as directors of Color Imaging, "FOR" the ratification of Lazar Levin & Felix, LLP as Color Imaging's independent accountants and "FOR" the proposal to amend Color Imaging's certificate of incorporation, unless otherwise specified in the proxy. Directors of Color Imaging elected at the annual meeting to be held on June 10, 2002 will hold office until the next annual meeting or until their successors are elected and qualified.

     Each of the nominees has consented to serve on the board of directors, if elected. Should any nominee for the office of director become unable to accept nomination or election, which is not anticipated, it is the intention of the persons named in the proxy, unless otherwise specifically instructed in the proxy, to vote for the election of such other person as the board may recommend.

     The individuals listed below as nominees for the board of directors were directors of Color Imaging during 2001, except that Jui-Hung Wang was elected to the board in June 2001, Jui-Kung Wang was elected to the board in September 2001 and Victor A. Hollander was elected to the board in March 2001. J.T. Lin, a director of Color Imaging during 2001, will not stand for reelection at the annual meeting. The name and age of each nominee, and the period during which such person has served as a director, is set forth below:

                                                  SERVED AS DIRECTOR
              NAME                     AGE              SINCE                                POSITION
----------------------------------    -------    ---------------------   -------------------------------------------------

Michael W. Brennan                    58         June 2000               Chief Executive Officer and Chairman of the
                                                                         Board

Sueling Wang, PhD                     48         June 2000               President, Chief Operating Officer and Vice
                                                                         Chairman of the Board

Morris E. Van Asperen                 58         June 2000               Executive Vice President, Chief Financial
                                                                         Officer And Director

Charles R. Allison                    69         June 2000               Vice President, Sales and Marketing, and
                                                                         Director

Edwin C. St. Amour                    60         June 2000               Director

Robert L. Langsam                     56         June 2000               Director

Jui-Chi Wang                          45         June 2000               Director

Jui-Hung Wang                         55         June 2001               Director

Jui-Kung Wang                         58         September 2001          Director

Victor A. Hollander, CPA              69         March 2001              Director

     Michael W. Brennan became Chairman of the Board and Chief Executive Officer of Color Imaging, Inc. in June 2000, when Logical Imaging Solutions, Inc. (Logical) became a wholly owned subsidiary of Color Imaging. From 1997 to 2000, he served as a director and President of Logical. From 1991 to 1995 he served as President of Interscience Computer Corporation (Interscience). Mr. Brennan has a B.S. degree in electrical engineering from the University of Southern California, an M.B.A. degree from Pepperdine University, is a Fellow of the Institute of Directors (London, England) and an adjunct faculty member of the University of Phoenix. He has over twenty years of experience within the computer industry and participated in the founding of four companies that became publicly held corporations; three in the U.S. (Computer Automation, Datum, Inc. and Interscience) and one on the London International Stock Exchange (Optim
PLC). Mr. Brennan has developed many successful products within the computer industry and holds patents on processes that are widely used in high-speed printing.

     Sueling Wang, PhD., became President, Chief Operating Officer and Vice-Chairman of Color Imaging in June 2000. From 1989 to 2000, he served as President and director of Color Image, Inc. which was merged with Color Imaging. Dr. Wang was also a founder of Color Image Inc. In 1998, Dr. Wang was a founding member of Kings Brothers LLC, which leases space to Color Imaging used for our headquarters and manufacturing facilities in Norcross, Georgia. Dr. Wang received a M.S. degree from the University of Windsor, in Ontario, Canada and a PhD degree from the University of Detroit. Dr. Wang's expertise in resin synthesis brought him into the toner industry and led to the formation of Color Image, Inc. in 1989.

     Morris E. Van Asperen has served as Executive Vice President, Chief Financial Officer and director of Color Imaging since June 2000 and Secretary since June 2001. Since 1998, he has served as director of Logical. From 1986 to 2000, he was employed by National Bank of California in various positions most recently as Executive Vice President and Credit Administrator. Mr. Van Asperen also has extensive experience as a financial and management consultant to businesses of up to $50 million in revenues and 1,000 employees in construction, household goods, industrial glass, and electronics manufacturing and software development. From 1977 to 1984, he served as Vice President & Chief Financial Officer of ATE Associates, Inc., a supplier of test fixtures and software for numerous military aircraft programs. Mr. Van Asperen received a B.S. degree in Mathematics from the University of Oklahoma and an M.B.A. degree from Pepperdine University.

     Charles R. Allison has served as Vice President, Marketing and Sales and director of Color Imaging since June 2000. From 1992 to 2000, he served as Vice President of Marketing and Sales of Color Image, Inc., which was merged with and into Color Imaging. From 1982 to 1991, he served as Vice President of Sales and Marketing, and general manager, at Synfax Manufacturing, Inc., an early developer of consumable products for EBI-based printing technologies. Mr. Allison has held other senior positions in the printing/imaging industry, including positions with Minolta Corporation, Litton Business Systems and Royal McBee.

     Edwin C. St. Amour has served as a director of Color Imaging since June 2000. In 2001, he founded Golf Car Trader, Inc. and serves as its President. He is Chairman of American Computer Hardware Corporation having founded the company in 1979. Mr. St. Amour began developing and marketing Electron Beam Imaging
(EBI) related products in the 1980's. He founded Logical in 1993 to develop EBI compatible hardware and software products and adapt this technology to produce plug-and-play products for form manufacturers. He served as Logical's' President from 1993 until 1997 and Chairman from 1993 until June 2000 when it became a subsidiary of Color Imaging. Mr. St. Amour entered the printing industry in the early sixties and began marketing forms and documents for Moore Business Forms and Standard Register Corp.

     Robert L. Langsam has served as a director of Color Imaging since June 2000. In 1980, he founded Diversified Financial Management (DFM), a financial planning services organization, and has served as its President since then. From 1975 to 1979, he was Assistant Corporate Controller for MCI Communications and was responsible for the operational accounting controls and systems, as well as extensive involvement in product pricing and filings. From 1970 to 1975, Mr. Langsam was Chief Financial Officer of the copier products division of SCM. Mr. Langsam holds a B.S. degree in Marketing/Accounting from Pace University and double MBA degrees in Finance and Taxation from Adelphi and St. John's Universities.

     Jui-Chi Wang has served as a director of Color Imaging since June 2000. From 1994 until 2000, he served as a director of Color Image, Inc., which was merged with Color Imaging. Since 1984, Mr. Wang has served as President of General Plastic Industrial Co. Ltd (GPI), a Taiwan-based plastics manufacturer specializing in injection moldings and more particularly toner cartridges and accessories for copiers and laser printers. In 1998, Mr. Wang was a founding member of Kings Brothers LLC, which leases space to Color Imaging used for our headquarters and manufacturing facilities in Norcross, Georgia. Mr. Wang received a Master's Degree in Computer Engineering from the University of Southern California.

     Jui-Hung Wang has served as a director of Color Imaging since June 2001. He was a founder and director of Color Image, Inc. until its merger with Color Imaging. He is a founder and serves as Chairman of General Plastic Industrial Co., Ltd, a leading Taiwan based manufacturer of after market injection molded cartridges and accessories for copiers and laser printers. Since January 2001, Mr. Wang has served as a director of Taiwan Yu-Tzu Company, a food company. In 1998, Mr. Wang was a founding member of Kings Brothers LLC, which leases space to Color Imaging used for our headquarters and manufacturing facilities in Norcross, Georgia. From 1986 to 1994, Mr. Wang was governor of Wu-Chi Town, Taiwan.

     Jui-Kung Wang has served as a director of Color Imaging since September 2001. He was a founder of Color Image, Inc. in 1989 and its Chairman until its merger with Color Imaging. He is a co-founder and has served as a director of General Plastic Industrial Co., Ltd, a leading Taiwan based manufacturer of after market injection molded cartridges and accessories for copiers and laser printers since 1978. In 1998 Mr. Wang was a founding member of Kings Brothers LLC, which leases space to Color Imaging we use for our headquarters and manufacturing facilities in Norcross, Georgia. Mr. Wang has been a professor of management with Tung-Hai University, Taiwan for over 20 years. In 1998, Mr. Wang was a founding member of Kings Brothers LLC, which leases space to Color Imaging used for our headquarters and manufacturing facilities in Norcross, Georgia. He has received a bachelors degree in economics, and MBA and PhD degrees in management.

     Victor A. Hollander, CPA, has served as a director of Color Imaging since March 2001. Mr. Hollander has been licensed to practice public accounting in California as a certified public accountant since 1958. Since February 2001, Mr. Hollander has been the manager of the securities group at Good Swartz Brown & Berns LLP, an accounting firm. From 1978 to 2001, he was a partner in the accounting firm he founded Hollander, Lumer & Co. LLP. Mr. Hollander has been involved with over twenty initial and secondary public offerings since 1990. Mr. Hollander has served on various Los Angeles Chapter, California Society of Certified Public Accounts and American Institute of Certified Public Accountants securities, ethics, accounting and auditing committees. He specializes in securities and merger and acquisition matters.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE ABOVE-NAMED NOMINEES.

      INFORMATION ABOUT THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

MEETINGS OF THE BOARD OF DIRECTORS

     There were four (4) meetings of the board of directors during 2001. Each incumbent director who was a director during 2001 attended 75 percent or more of the aggregate of all meetings of the board of directors and any committees on which that director served.

DIRECTOR COMPENSATION

     Each of Color Imaging's non-employee directors receives fees of $1,000.00 per board meeting physically attended. In addition, each director is reimbursed for certain out-of-pocket expenses incurred in connection with attendance at board and committee meetings. Each of Color Imaging's nonemployee directors, on the date they are first elected or appointed to the board, receives a grant of non-qualified stock options to purchase 25,000 shares of Color Imaging's common stock at the fair market value of the common stock on the date of grant. The directors' options vest in equal annual installments over a five year period.

AUDIT COMMITTEE

     The Audit Committee makes recommendations for selection of Color Imaging's independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and any non-audit fees, and reviews the adequacy of Color Imaging's internal accounting controls and financial management practices. During 2001, the Audit Committee consisted of Messrs. Victor A. Hollander, CPA, Robert L. Langsam and Dr. J. T. Lin. Dr. Lin resigned on March 12, 2002, as a director of Color Imaging and on March 18, 2002 director Edwin C. St. Amour was appointed to the Audit Committee. There were four (4) meetings of the Audit Committee during 2001. Each incumbent member who was a member during 2001 attended 75 percent or more of the aggregate of all meetings of the Audit Committee.

     The board of directors nominates and appoints the members of the Audit Committee. Audit Committee members receive no compensation for their services as a member of the Audit Committee.

NOMINATING AND COMPENSATION COMMITTEES

     The board of directors acts as the nominating and compensation committees of Color Imaging.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

     The following Summary Compensation Table sets forth the compensation earned by our Chief Executive Officer and the three other most highly compensated executive officers who were serving as such as of December 31, 2001 and December 31, 2000 (collectively, the Named Executive Officers), whose aggregate compensation for fiscal years 2001 and 2000 exceeded $100,000 for services rendered in all capacities to Color Imaging and its subsidiaries for that fiscal year.

                                                           SUMMARY COMPENSATION TABLE
                                         --------------------------------------------------------- ----------------------

                                                                                 LONG-TERM
                                               ANNUAL COMPENSATION              COMPENSATION
                                         --------------------------------    ------------------
                                                                                SECURITIES
                                                                                UNDERLYING               ALL OTHER
NAME                                         YEAR             SALARY            OPTIONS(#)           COMPENSATION (1)
-------------------------------------    --------------    --------------    ------------------    ----------------------

Michael W. Brennan                           2001               $151,442           150,000 (5)              $  6,403
Chief Executive Officer                      2000               $146,485               ---                  $ 25,591 (2)

Dr. Sueling Wang                             2001               $158,423           100,000 (5)              $ 22,313 (3)
President &                                  2000               $149,159           200,000 (6)              $ 18,887 (3)
Chief Operating Officer

Morris E. Van Asperen                        2001               $146,714           100,000 (5)              $  5,461
Executive Vice President                     2000               $ 54,294           200,000 (7)              $    ---
Chief Financial Officer &
Secretary

Charles R. Allison                           2001               $106,379            50,000 (5)              $ 28,145 (4)
Vice President, Sales                        2000               $101,996            50,000 (8)              $ 25,902 (4)

---------------

(1) For named executive officers the amount reported represents the cost of group insurance benefits, Color Imaging's matching contribution to the 401(k) plan for the officer and other life insurance policies maintained for him, as further described in the notes for each officer, respectively.
(2) The split dollar life insurance policy is no longer in force. Premiums paid during 2000 were $15,584.
(3) The split dollar life insurance premiums were $13,526 and $16,505 during 2001 and 2000, respectively. Pursuant to the policies Color Imaging will, upon his death or earlier liquidation of each such policy, be entitled to the refund of all premium payments made by Color Imaging on the policies, and the balance of the proceeds will be paid to Mr. Wang's designated beneficiaries.
(4) The life insurance premiums paid by Color Imaging in 2001 and 2000 were $21,977 and $22,476, respectively. Color Imaging owns and is the beneficiary of this policy and maintains it to fund the deferred compensation agreement with Mr. Allison. Upon Mr. Allison's retirement, he, or his beneficiaries, are to receive 120 monthly payments of $2,500 per month or, as provided, the net present value of any unpaid amounts.
(5) Options granted by action of the board of directors on March 21, 2001. 25% vest upon grant and the balance vest 25% per year upon each anniversary of the date of grant. The options expire five years after their respective vesting date(s).
(6) The options were granted as part of the officer's employment agreement on June 28, 2000. 100,000 vested immediately and the remainder vested ratably over the next two years upon the anniversary date of the grant.
(7) The options were granted as part of the officer's employment agreement on June 28, 2000. 100,000 vested immediately and the remainder vested ratably over the next four years upon the anniversary date of the grant. Mr. Van Asperen joined Color Imaging as Executive Vice President in August 2001.
(8) The options were granted as part of the officer's employment agreement on June 28, 2000. 25,000 vested immediately and the remainder vested ratably over the next two years upon the anniversary date of the grant.

OPTION GRANTS TABLE

     The following table sets forth certain information regarding options granted to the Named Executive Officers during the year ended December 31, 2001. No separate stock appreciation rights were granted during 2001.

                     STOCK OPTION GRANTS IN LAST FISCAL YEAR

                                      NUMBER OF            PERCENT OF
                                     SECURITIES               TOTAL
                                     UNDERLYING              OPTIONS             EXERCISE
                                       OPTIONS             GRANTED TO            OR BASE
                                       GRANTED              EMPLOYEE              PRICE               EXPIRATION
Name                                   (#)(1)                IN 2001              ($/SH)                 DATE
-----------------------------    --------------------    ----------------    ----------------    ------------------

Michael W. Brennan                    37,500                28%                 $2.75                 3/21/06
                                      37,500                                                          3/21/07
                                      37,500                                                          3/21/08
                                      37,500                                                          3/21/09
                                 --------------------
                                      150,000

Sueling Wang                          25,000                19%                 $2.75                 3/21/06
                                      25,000                                                          3/21/07
                                      25,000                                                          3/21/08
                                      25,000                                                          3/21/09
                                 --------------------
                                      100,000

Morris E. Van Asperen                 25,000                19%                 $2.75                 3/21/06
                                      25,000                                                          3/21/07
                                      25,000                                                          3/21/08
                                      25,000                                                          3/21/09
                                 --------------------
                                      100,000

Charles R. Allison                    12,500                 9%                 $2.75                 3/21/06
                                      12,500                                                          3/21/07
                                      12,500                                                          3/21/08
                                      12,500                                                          3/21/09
                                 --------------------
                                      50,000


-----------------

(1) The above options were granted on March 21, 2001, become fully vested after three years and expire five years, respectively, from the vesting date(s).

OPTION EXERCISES AND YEAR-END VALUE TABLE

     None of the Named Executive Officers exercised stock options during 2001. The following table sets forth certain information regarding unexercised options held at year-end by each of the Named Executive Officers.

                               AGGREGATED OPTION EXERCISES IN 2001 AND OPTION VALUES AT DECEMBER 31, 2001

                                                                NUMBER OF SECURITIES                   VALUE OF UNEXERCISED
                                                               UNDERLYING UNEXERCISED                      IN-THE-MONEY
                                                                       OPTIONS                            OPTIONS ($)(1)
                                                          ----------------------------------    ------------------------------------
                                SHARES
                               ACQUIRED        VALUE
NAME                          ON EXERCISE     REALIZED     EXERCISABLE       UNEXERCISABLE        EXERCISABLE        UNEXERCISABLE
---------------------------  --------------  -----------  --------------    ----------------    ----------------    ----------------

Michael W. Brennan                 0             0          37,500             112,500              13,125              39,375

Sueling Wang                       0             0         175,000             125,000             173,750              81,250

Morris E. Van Asperen              0             0         150,000             150,000             146,250             108,750

Charles R. Allison                 0             0          50,000              50,000              45,625              26,875

-----------
(1) Based on the closing price of our common stock of $3.10 on December 31, 2001.

EMPLOYMENT AGREEMENTS

     On June 28, 2000, Color Imaging entered into employment agreements with its Chief Executive Officer, Michael W. Brennan, President, Dr. Sueling Wang, Executive Vice President and Chief Financial Officer, Morris E. Van Asperen, and Vice President of Marketing and Sales Charles R. Allison. All four of the employment agreements have a 5 year term. Color Imaging is obligated to pay Mr. Brennan and Dr. Wang annual salaries of $150,000 with a guaranteed increase of 5% per annum over the term of the agreements. Color Imaging is obligated to pay Mr. Van Asperen an annual salary of $144,000 with a guaranteed increase of 5% over the term of his agreement. In addition to commissions earned under Color Imaging's sales incentive program, Color Imaging is obligated to pay Mr. Allison an annual salary of $89,250 with a guaranteed increase of 5% per annum over the term of his agreement. Each employee may terminate the agreement upon 6 months notice to Color Imaging. Color Imaging may terminate each employee upon 6 months notice by Color Imaging; provided, however, that Color Imaging is obligated to pay to the employee his annual base salary, commissions or bonuses earned, and benefits for a period of 12 months after the date of such notice.

     The employment agreements with the above named officers also commits Color Imaging to purchasing for their benefit certain life insurance plans. For the year ended December 31, 2001, Color Imaging did not have in place for either Mr. Brennan or Mr. Van Asperen such supplemental life insurance plans. Color Imaging owns and is the beneficiary of a life insurance policy on Mr. Allison and maintains it to fund the deferred compensation agreement with Mr. Allison. Upon Mr. Allison's retirement, he, or his beneficiaries, are to receive 120 monthly payments of $2,500 per month or, as provided, the net present value of any unpaid amounts. The life insurance premiums paid by Color Imaging to fund Mr. Allison's deferred compensation agreement in 2001 and 2000 were $21,977 and $11,238, respectively. Color Imaging pays the premiums and is the collateral assignee of four split dollar life insurance policies owned by Dr. Wang.
Pursuant to the policies Color Imaging will, upon his death or earlier liquidation of each such policy, be entitled to the refund of all premium payments made by Color Imaging on the policies, and the balance of the proceeds will be paid to Mr. Wang's designated beneficiaries. The split dollar life insurance premiums were $13,526 and $8,253 during 2001 and 2000, respectively. The monies due from Dr. Wang in connection with these life insurance policies at the years ended December 31, 2001 and 2000 was $112,103 and $98,578, respectively.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Prior to the merger on June 28, 2000, while operating as Advatex Associates, Inc., we had an account receivable due from an affiliate of $161,019, which was collected.

     Directors, Jui-Hung Wang, Jui-Kung Wang, Sueling Wang and Jui-Chi Wang, own Kings Brothers, LLC, the landlord from which we lease our Norcross, Georgia plant. For the year ended December 31, 2001, lease payments for the plant were $505,836. The lease was made on April 1, 1999 and expires in April 2009.

     On November 19, 2001, we borrowed $200,000 on an unsecured basis from Kings Brothers LLC. The revolving loan bears interest at the rate of 9% per annum, matures on November 18, 2002 and is evidenced in writing. We paid the principal and interest outstanding on December 10, 2001, paying $790.38 in total interest to Kings Brothers. We borrowed this amount for general corporate purposes, including working capital. On March 20, 2002 the revolving loan arrangement was cancelled.

     We also had a short-term unsecured loan, due July 26, 2000, evidenced in writing from Kings Brothers of $240,000 with interest at 8%, paying $5,576 of interest for the year. As of December 31, 2000 all amounts outstanding under the loan have been repaid. We used the proceeds of this loan for working capital.

     On June 1, 1999, the Development Authority of Gwinnett County, Georgia issued $4,100,000 of industrial development revenue bonds on behalf of us and Kings Brothers LLC. Pursuant to a certain joint debtor agreement we are jointly and severally liable with Kings Brothers to pay the amounts borrowed under the bond. The 3.5% revenue bonds are payable in varying annual principal and monthly interest payments through July 2019. The bonds are collateralized by all of our assets and the real property leased by us and owned by Kings Brothers. The majority of the proceeds $3,125,872 from the bond issue were used by us to relocate our manufacturing plant, make leasehold improvements at the new facility and to purchase certain manufacturing equipment. The remaining proceeds $974,128 were used by Kings Brothers to pay down the mortgage on its real property, some of which is leased to us. The proceeds used by Kings Brothers have been recorded as a receivable on our financial statements. We entered into a Joint Debtor Agreement with Kings Brothers LLC concerning their rights, duties and obligations in connection with the bonds. Kings Brothers and we, collectively, are obligated to repay any outstanding debt under the bonds. Amounts receivable from Kings Brothers are secured by a lien on all of Kings Brothers' real estate, including the part we lease from them, and by personal guarantees by the members of Kings Brothers. Principal due and paid by Kings Brothers to us during the years ending December 31, 2001 and 2002 was $76,032 and $0, respectively. Interest due and paid by Kings Brothers to us during the years ending December 31, 2001 and 2000 was $30,368 and $22,255, respectively. As of December 31, 2001, the principal outstanding was $3,780,000 and the portion due from Kings Brothers was $898,096.

     Directors Jui-Hung Wang, Jui-Kung Wang, Jui-Chi Wang, are owners in and Chairman, Auditor and President, respectively, of General Plastic Industrial Co., LTD (GPI), a Taiwanese manufacturer of injection molded cartridges and accessories for copiers and laser printers. GPI also owned and operated GPI-USA, Inc. (GPI-USA) a wholly-owned United States distributor of GPI's products. In 2000, we purchased from GPI and GPI-USA $268,966 and $166,526, respectively, of copier and laser printer products. In 2001, we purchased $4,005,508 of copier and laser printer products from GPI.

     Directors, Jui-Hung Wang, Jui-Kung Wang, Sueling Wang and Jui-Chi J. Wang, collectively have beneficial ownership interests of 32.6% in AccuRec, LLC, a distributor of digital versatile disks. From time to time during the year ending December 31, 2000, we had short-term unsecured loans evidenced in writing and due on demand issued to AccuRec aggregating $1,850,000 and a maximum outstanding at any one time of $500,000. The interest rate on these loans was 8%, and we paid a total of $6,244 in interest during 2000. As of December 31, 2000 all amounts outstanding under such loans have been repaid. We used the proceeds from these loans for working capital purposes.

     Director, Sueling Wang, as trustee for two of his children, loaned us a total of $252,000 from 1998 to 1999 at an interest rate of 12% with principal and interest due at expiry. Each of the loans was paid in full during July 2000, and we paid interest in the aggregate amount of $47,205 on these loans. We used the proceeds of this loan for working capital purposes.

     On March 14, 2002, we borrowed $500,000 from director, Sueling Wang, on an unsecured basis. The loan bears interest at the rate of 12% per annum, matures on March 14, 2003 and is evidenced in writing. We borrowed this amount to meet a supplier commitment for product.

     Directors Jui-Chi Wang and Jui-Hung Wang purchased 350,000 and 50,000 Units (each Unit consisted of one share of common stock and a warrant to purchase one share of common stock at an exercise price of $2.00 per share) for $700,000 and $100,000, including promissory notes, respectively. Jui-Chi Wang's $700,000 recourse promissory note without interest was made on December 1, 2001, due December 31, 2001 and paid in full on December 18, 2001. Jui-Hung Wang's $99,500 recourse promissory note without interest was made on December 24, 2001, Due April 1, 2002 and paid in full on January 30, 2002. The terms of the notes were consistent with the terms of notes of third parties who purchased Units in the private placement from Color Imaging.

     We believe that the terms of the loans and borrowings from affiliates were on terms more favorable than were otherwise available from third parties.

     Notwithstanding anything to the contrary that is or may be set forth in any of Color Imaging's filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate Company filings, including this proxy statement, in whole or in part, the following Report of the Audit Committee, shall not be incorporated by reference into any such filings.

                            REPORT OF AUDIT COMMITTEE

     Color Imaging has an Audit Committee (the "Committee") composed entirely of non-management directors. The members of the Committee meet the independence and experience requirements of the NASD. The Committee met with the independent auditors and management prior to issuance of Color Imaging's annual report on Form 10-KSB for the year ending December 31, 2001. In 2001, the Committee adopted an amended charter, and the board of directors approved, the amended charter outlining the practices it follows. A copy of the Committee charter, as amended, is attached as Appendix A to this Proxy Statement.

     The Committee recommended to the board of directors the engagement of Lazar Levine & Felix, LLP as Color Imaging's independent auditors and reviewed with Color Imaging's financial managers and the independent auditors overall audit scopes and plans, the results of internal and external audit examinations, evaluations by the auditors of Color Imaging's internal controls, and the quality of Color Imaging's financial reporting.

     The Committee has reviewed and discussed with management the audited financial statements in the Annual Report, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. In addressing the quality of management's accounting judgments, members of the Audit Committee asked for management's representations that the audited consolidated financial statements of Color Imaging have been prepared in conformity with generally accepted accounting principles and have expressed to both management and the independent auditors their general preference for conservative policies when a range of accounting options is available.

     In its meetings with representatives of the independent auditors, the Committee asks them to address, and discusses their responses to, several questions that the Committee believes are particularly relevant to its oversight. These questions include:

     - Are there any significant accounting judgments made by management in preparing the financial statements that would have been made differently had the independent auditors themselves prepared and been responsible for the financial statements?

     - Based on the independent auditors' experience and their knowledge of Color Imaging, do Color Imaging's financial statements fairly present to investors, with clarity and completeness, Color Imaging's financial position and performance for the reporting period in accordance with generally accepted accounting principles and SEC disclosure requirements?

     - Based on the independent auditors' experience and their knowledge of Color Imaging, has Color Imaging implemented internal controls and internal audit procedures that are appropriate for Color Imaging?

     The Committee believes that by thus focusing its discussions with the independent auditors, it can promote a meaningful dialogue that provides a basis for its oversight judgments.

     The Committee also discussed with the independent auditors all other matters required to be discussed by the auditors with the Committee under Statement on Auditing Standards No. 61 ("Communication with Audit Committees"). The Committee received and discussed with the independent auditors their annual written report on their independence from Color Imaging and its management, which is made under Independence Standards Board Standard No. 1 ("Independence Discussions with Audit committees").

     In performing all of these functions, the Audit Committee acts only in an oversight capacity. The Committee, in its oversight role, necessarily relies on the work and assurances of Color Imaging's management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of Color Imaging's annual financial statements to generally accepted accounting principles.

     In reliance on these reviews and discussions, and the report of the independent auditors, the Audit Committee has recommended to the board of directors, and the Board has approved, that the audited financial statements be included in Color Imaging's Annual Report on Form 10-KSB for the year ended December 31, 2001, for filing with the Securities and Exchange Commission.


FEES PAID TO COLOR IMAGING'S INDEPENDENT AUDITORS FOR 2001

     Color Imaging incurred the following fees for services performed by Lazar Levine & Felix, LLP for 2001:

   AUDIT FEES

     Fees for the year 2001 audit and the review of Forms 10-Q in 2001 were approximately $64,400.


   FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     Lazar Levine & Felix, LLP did not render any services or receive any payment from Color Imaging related to financial information systems design and implementation for the year ended December 31, 2001.


   ALL OTHER FEES

     Aggregate fees billed for all other services rendered by Lazar Levine & Felix, LLP for the year ended December 31, 2001 were approximately $41,800, of which $12,500 related to tax services and $21,900 were related to other non-audit professional services.

     The  Audit   Committee  has  determined  that  the  payments  made  to  its independent accountants for non-audit services for 2001 are compatible with maintaining such auditors' independence.

     Management is responsible for planning Color Imaging's financial reporting process and compliance of the consolidated financial statements with generally accepted accounting principles. Color Imaging's independent auditors are responsible for auditing those financial statements. The Audit Committee necessarily must rely, without independent verification, on (a) management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America, and (b) on the representations of the independent auditors included in their report on Color Imaging's financial statements.

                                      AUDIT COMMITTEE:

                                      Victor A. Hollander
                                      Robert L. Langsam
                                      J. T. Lin, PhD

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information known to Color Imaging with respect to the beneficial ownership of Color Imaging's common stock as of April 22, 2002 by:

     o each stockholder known by Color Imaging to own beneficially more than 5% of Color Imaging's common stock;

     o    each Named Executive Officer;

     o    each of Color Imaging's directors; and

     o    all directors and executive officers as a group.

     Except as otherwise indicated in the footnotes, Color Imaging believes that the beneficial owners of the common stock listed below, have sole voting power and investment power with respect to such shares of common stock indicated. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percent ownership of that person, shares of common stock subject to options or warrants held by that person that are currently exercisable or will become exercisable within 60 days of the date of this proxy statement are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percent ownership of any other person.

                                                                                          PERCENTAGE OF
NAME OF BENEFICIAL OWNER                           NO. OF SHARES                           OWNERSHIP(1)
--------------------------------------   -----------------------------------    -----------------------------------

Michael W. Brennan (2)                                   999,215                                  9.8%
Sueling Wang (3)                                       1,416,551                                 13.7%
Morris E. Van Asperen (4)                                310,906                                  3.0%
Charles R. Allison (5)                                    75,000                                     *
Edwin St. Amour (6)                                      989,768                                  9.8%
Robert L. Langsam (7)                                    143,632                                  1.5%
Jui-Chi Wang (8)                                         689,450                                  6.8%
Jui-Hung Wang                                            699,178                                  6.9%
Jui-Kung Wang                                            316,209                                  3.1%
Victor A. Hollander (9)                                  105,000                                  1.0%
Executive officers and directors
   as a group (10 persons) (10)                        5,749,909                                 53.0%

----------------
* Less than 1%

(1) Percentage of ownership is calculated as required by Commission Rule 13d-3(d)(1). The table above includes the number of shares underlying options and warrants which are exercisable within 60 days after the date of this proxy statement.
(2)  Includes 75,000 shares subject to options that are currently exercisable.
(3) Includes: (a) 60,000 shares owned by Sueling Wang's four children, (b) 141,204 shares owned by Yik-Li Sih, Sueling Wang's wife, in which Sueling Wang may be deemed to have pecuniary interest. Mr. Wang disclaims beneficial ownership of such 201,204 shares. Also includes 250,000 shares subject to options that are currently exercisable.
(4)  Includes 200,000 shares subject to options that are currently exercisable.
(5)  Includes 75,000 shares subject to options that are currently exercisable.
(6) Edwin St. Amour holds 979,768 shares as co-trustee (Mr. St. Amour's wife Annette is the other co-trustee) of the St. Amour Revocable Trust. Also includes 10,000 shares subject to options that are currently exercisable.
(7) Includes 10,000 shares subject to options and 55,453 shares underlying warrants that are currently exercisable.
(8)  Includes 10,000 subject to options that are currently exercisable.
(9) Includes 5,000 options and 50,000 shares underlying warrants that are currently exercisable.
(10) Includes 635,000 shares subject to options and 105,453 shares underlying warrants that are exercisable within 60 days after the date of this proxy statement.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The members of the board of directors, certain executive officers of Color Imaging and persons who hold more than 10% of Color Imaging's outstanding common stock are subject to the reporting requirements of Section 16(a) of the Exchange Act which require them to file reports with respect to their ownership of common stock and their transactions in common stock. Based upon the copies of Section 16(a) reports that Color Imaging received from such persons for their 2001 fiscal year transactions, Messrs. Jui-Hung Wang and Jui-Kung Wang each filed their Form 3 reporting their initial stock ownership late, and Messrs. Jui-Kung Wang and Sueling Wang each filed one Form 4 late reporting one transaction. Color Imaging did not receive a copy of Form 3 reporting the initial 1,000,000 share holdings of Wall Street Consulting Corp., nor did it receive a Form 4 after the transaction was rescinded. Except for the aforementioned, Color Imaging believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by its executive officers, Board members and greater than ten-percent stockholders.


              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS
                         (ITEM NO. 2 OF THE PROXY CARD)

     The board of directors has selected Lazar Levine & Felix, LLP as Color Imaging's independent accountants for the year ending December 31, 2002, and has further directed that management submit the selection of independent accountants for ratification by the stockholders at the annual meeting. Lazar Levine & Felix LLP has no financial interest in Color Imaging and neither it nor any member or employee of the firm has had any connection with Color Imaging in the capacity of promoter, underwriter, voting trustee, director, officer or employee. The Delaware General Corporation Law does not require the ratification of the selection of independent accountants by Color Imaging's stockholders, but in view of the importance of the financial statements to the stockholders; the board of directors deems it advisable that the stockholders pass upon such selection. A representative of Lazar Levine & Felix LLP is not expected to be present at the annual meeting.

     In the event the stockholders fail to ratify the selection of Lazar Levine & Felix LLP, the Audit Committee will reconsider whether or not to retain the firm. Even if the selection is ratified, the Audit Committee and the board of directors in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of Color Imaging and its stockholders.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.


         PROPOSAL TO AMEND THE RESTATED CERTIFICATE OF INCORPORATION TO
            INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
                         (ITEM NO. 3 ON THE PROXY CARD)

     The Board of Directors has proposed a resolution amending Article Fourth, Section A, of our Restated Certificate of Incorporation to increase the total number of shares of common stock which we have authority to issue from twenty million (20,000,000) shares to thirty million (30,000,000) shares, par value of $.01 per share.

     As of April 19, 2002, of the 20,000,000 shares of common stock which we are authorized to issue, 10,099,880 were issued and outstanding, an aggregate of 1,210,000 shares are reserved for issuance in connection with options exercisable into shares of common stock, 1,131,312 shares are reserved for issuance in connection with warrants exercisable into shares of common stock and 7,000,000 shares are reserved for issuance in connection with the registration of shares of common stock and warrants exercisable into shares of common stock pursuant to a Registration Statement on Form SB-2, as amended, filed December 28, 2001. Accordingly, only 558,808 shares remain authorized but unissued. No shares of Preferred Stock are currently outstanding.

     The board believes that the amendment is necessary to ensure that we will have sufficient authorized shares available to meet our ongoing business needs and to take advantage of future corporate opportunities. In addition, the board of directors believes that the proposed increase in the authorized shares of common stock is in the best interests of Color Imaging and its stockholders and believes that it is advisable to authorize such additional shares and have them available in connection with the possible future transactions, such as financings, strategic alliances, corporate mergers, acquisitions, possible funding of new product programs or businesses and other uses not presently determinable and as may be deemed to be feasible and in the best interest of Color Imaging. There are no present plans to issue any of the proposed additional authorized shares of common stock. Further stockholder authorization would not be necessary prior to any such issuance, except for certain situations where stockholder approval may be required under Nasdaq or other exchange rules or Delaware law.

     Under our Restated Certificate of Incorporation, holders of stock are not entitled to preemptive rights.

     The affirmative vote of a majority of the outstanding shares of common stock entitled to vote is required to adopt the proposed amendment. If this proposal is adopted, Article Fourth, Section A, will reads as follows:

     "Fourth: A. The total number of shares of stock which the Corporation shall have authority to issue is Thirty One Million (31,000,000) shares, consisting of Thirty Million (30,000,000) shares of Common Stock having a par value of $.01 per share and One Million (1,000,000) shares of Preferred Stock having a par value of $.01 per share."

     THE  BOARD  OF  DIRECTORS  HAS  UNANIMOUSLY   APPROVED  THE  AMENDMENT  AND
RECOMMENDS A VOTE FOR THE PROPOSED AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION.

                                 OTHER BUSINESS

     Color Imaging does not know of any other business to be presented to the annual meeting and does not intend to bring any other matters before such meeting. If any other matters properly do come before the annual meeting, however, the persons named in the accompanying Proxy are empowered, in the absence of contrary instructions, to vote according to their best judgment.

                              STOCKHOLDER PROPOSALS

     Appropriate proposals of shareholders intended to be presented at Color Imaging's 2003 Annual Meeting of Stockholders pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must be received by Color Imaging by February 10, 2003 for inclusion in its proxy statement and form of proxy relating to that meeting. In addition, all shareholder proposals submitted outside of the shareholder proposal rules promulgated pursuant to Rule 14a-8 under the Exchange Act must be received by Color Imaging by April 26, 2003 in order to be considered timely. If such shareholder proposals are not timely received, proxy holders will have discretionary voting authority with regard to any such shareholder proposals that may come before the 2003 Annual Meeting. With regard to such shareholder proposals, if the date of the 2003 Annual Meeting is subsequently advanced or delayed by more than 30 days from the date of the 2002 Annual Meeting, Color Imaging shall, in a timely manner, inform shareholders of the change and the date by which proposals must be received.

                          ANNUAL REPORT ON FORM 10-KSB

     A copy of Color Imaging's Annual Report on Form 10-KSB for the calendar year ended December 31, 2001 is being mailed to stockholders with this proxy statement.

                       By Order of the Board of Directors

                       /s/ MORRIS E. VAN ASPEREN
                       Morris E. Van Asperen
                       Secretary

Norcross, Georgia
May 10, 2002

Please Complete, Date, And Sign The Enclosed Proxy Card And Return It Promptly In The Enclosed Reply Envelope. No Postage Is Required If Mailed In The United States.

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER

                                NOVEMBER 1, 2000
                              AMENDED JUNE 11, 2001

The Audit Committee ("the Committee") of the Board of Directors ("the Board") of Color Imaging, Inc., a Delaware corporation ("Color Imaging"), will have the oversight responsibility, authority and specific duties as described below.

COMPOSITION

The Committee will be comprised of three (3) or more directors as determined by the Board. The members of the Committee must fulfill the independence and experience requirements of NASDAQ. Accordingly, all of the members will be directors: (i) who have no relationship to Color Imaging that would interfere with the exercise of their independence from management and Color Imaging, and
(ii) who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee will have accounting or related financial management experience. The Members of the Committee will be elected annually at the organizational meeting of the Board and will be listed in the annual report to Color Imaging's shareholders. One of the members of the Committee will be elected Committee Chairman by the Board.

RESPONSIBILITY

The Committee is a part of the Board. Its primary function is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to shareholders and the Securities and Exchange Commission (SEC); (ii) the system of internal controls that management has established; and (iii) the internal and external audit process. In addition, the Committee provides an avenue for communication between internal auditors, the independent accountants, financial management and the Board. The Committee should have a clear understanding with the independent accountants that they must maintain an open and transparent relationship with the Committee, and that the ultimate accountability of the independent accountants is to the Board and the Committee. The Committee will report to the Board concerning its activities.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that Color Imaging's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and Color Imaging's business conduct guidelines.

AUTHORITY

The Committee is granted the authority to investigate any matter or activity involving financial accounting and financial reporting, as well as the internal control of Color Imaging. In that regard, the Committee will have the authority to approve the retention of external professionals to render advice and counsel in such matters. All employees will be directed to cooperate with respect thereto as requested by members of the Committee.

MEETINGS

The Committee is to meet in separate executive sessions with Color Imaging's chief financial officer, independent accountants and internal auditors at least once each year and at other times when considered appropriate. Content of the agenda for each meeting should be cleared by the Committee Chairman.

ATTENDANCE

Committee members will strive to be present at all meetings. As necessary or desirable, the Committee Chairman may request that members of management and representatives of the independent accountants and internal auditors be present at Committee meetings.

SPECIFIC DUTIES

In carrying out its oversight responsibilities, the Committee will:

1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. This should be done in compliance with applicable NASDAQ Audit Committee Requirements.

2. Review with Color Imaging's management, internal auditors and independent accountants Color Imaging's accounting and financial reporting controls. Obtain annually in writing from the independent accountants their letter as to the adequacy of such controls.

3. Review with Color Imaging's management, internal auditors and independent accountants significant accounting and reporting principles, practices and procedures applied by Color Imaging in preparing its financial statements. Discuss with the independent accountants their judgements about the quality, not just the acceptability, of Color Imaging's accounting principles used in financial reporting.

4. Review the scope of internal auditor's work plan for the year and receive a summary report of major findings by internal auditors and how management is addressing the conditions reported.

5. Review the scope and general extent of the independent accountants' annual audit. The Committee's review should include an explanation from the independent accountants of the factors considered by the accountants in determining the audit scope, including the major risk factors. The independent accountants should confirm to the Committee that no limitations have been placed on the scope or nature of their audit procedures. The Committee will review annually with management the fee arrangement with the independent accountants.

6. Inquire as to the independence of the independent accountants and obtain from the independent accountants, at least annually, a formal written statement delineating all relationships between the independent accountants and Color Imaging as contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

7. Have a predetermined arrangement with the independent accountants that they will advise the Committee, through its Chairman, and management of Color Imaging of any matters identified through procedures followed for interim quarterly and annual financial statements, and that such notification is to be made prior to the related press release or, if not practicable, prior to filing Color Imaging's Form 10-Q and Form 10-K. The Committee shall also receive a confirmation provided by the independent accountants at the end of each of the first three quarters of the year that they have nothing to report to the Committee, if that is the case, or the written enumeration of required reporting issues.

8. At the completion of the annual audit and prior to the release to the public of the annual financial results, review with management, internal auditors and the independent accountants the following:

     - The annual financial statements and related footnotes and financial information to be included in Color Imaging's annual report to shareholders and on Form 10-K.

     - Results of the audit of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application.

     - Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit. Inquire about the cooperation received by the independent accountants during their audit, including access to all requested records, data and information. Inquire of the independent accountants whether there have been any disagreements with management which, if not satisfactorily resolved, would have caused them to issue a nonstandard report on Color Imaging's financial statements.

     - Other communications as required to be communicated by the independent accountants by Statement of Auditing Standards (SAS) 61 as amended by SAS 90 relating to the conduct of the audit. Further, receive a communication provided by the independent accountants concerning their judgment about the quality of Color Imaging's accounting principles, as outlined in SAS 61 as amended by SAS 90, and that they concur with management's representation concerning audit adjustments.

     If deemed appropriate after such review and discussion, recommend to the Board that the financial statements be included in Color Imaging's annual report on Form 10-K.

9. After preparation by management and review by internal auditors and independent accountants, approve the report required under SEC rules to be included in Color Imaging's annual proxy statement. The Charter is to be published as an appendix to the proxy statement every three (3) years.

10. Discuss with the independent accountants the quality of Color Imaging's financial and accounting personnel. Also, elicit the comments of management regarding the responsiveness of the independent accountants to Color Imaging's needs.

11. Meet with management, internal auditors and the independent accountants to discuss any relevant significant recommendations that the independent accountants may have, particularly those characterized as "material" or "serious." Typically, such recommendations will be presented by the independent accountants in the form of a Letter of Comments and Recommendations to the Committee. The Committee should review responses of management to the Letter of Comments and Recommendations from the independent accountants and receive follow-up reports on action taken concerning the aforementioned recommendations.

12. Recommend to the Board the selection, retention or termination of Color Imaging's independent accountants.

13. Review   the  appointment  and  replacement  of the  senior  internal  audit executive.

14. Review with management, internal auditors and the independent accountants the methods used to establish and monitor Color Imaging's policies with respect to unethical or illegal activities by Company employees that may have a material impact on the financial statements.

15. Generally as part of the review of the annual financial statements, receive an oral report(s), at least annually, from Color Imaging's general counsel concerning legal and regulatory matters that may have a material impact on the financial statements.

16. As the Committee may deem appropriate, obtain, weigh and consider expert advice as to Audit Committee related rules of NASDAQ, Statements on Auditing Standards and other accounting, legal and regulatory provisions.

                                      PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                               COLOR IMAGING, INC.

     The undersigned hereby appoints Michael W. Brennan, Sueling Wang, PhD, Morris E. Van Asperen, Charles, R. Allison, Edwin C. St. Amour, Robert L.
Langsam, Jui-Chi Wang, Jui-Hung Wang, Jui-Kung Wang and Victor A. Hollander attorneys and proxies, each with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote all of the shares of stock of Color Imaging, Inc., standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of Color Imaging to be held June 10, 2002 or any adjournment or postponement thereof.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH NOMINEE TO SERVE AS A DIRECTOR, "FOR" PROPOSAL 2 TO RATIFY THE SELECTION OF LAZAR LEVINE & FELIX LLP AS COLOR IMAGING'S ACCOUNTANTS, AND "FOR" PROPOSAL 3 TO INCREASE THE NUMBER OF COMMON SHARES AUTHORIZED FROM 20 MILLION TO 30 MILLION. IF NO DIRECTION IS GIVEN IN THE SPACE PROVIDED ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS, AND "FOR" PROPOSALS 2 AND 3. IF ANY OTHER BUSINESS SHOULD COME BEFORE THE MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXY HOLDER.

     If you intend to attend the annual meeting, please be sure to check the "I plan to attend the meeting" box on the reverse side of the Proxy.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)


                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!


                         ANNUAL MEETING OF SHAREHOLDERS
                               COLOR IMAGING, INC.


                                  JUNE 10, 2002


               - Please Detach and Mail in the Envelope Provided -

              -----------------------------------------------------

A [X]   PLEASE MARK YOUR
        VOTES AS IN THIS
        EXAMPLE.

                             FOR all nominees         WITHHOLD                NOMINEES:      Michael W. Brennan
                             listed at right          AUTHORITY (to                          Sueling Wang, PhD
                             (except as marked        vote for all                           Morris E. Van Asperen
                             to the contrary)         nominees                               Charles R. Allison
                                                      listed at                              Edwin C. St. Amour
                                                      right)                                 Robert L. Langsam
                                                                                             Jui-Chi Wang
1. Election of                   [  ]                      [  ]                              Jui-Hung Wang
   Directors                                                                                 Jui-Kung Wang
                                                                                             Victor A Hollander

(INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name on the line provided below.)

                                                                                   FOR              AGAINST          ABSTAIN
---------------------------------------------------------------------

2. Ratify the selection of Lazar Levine & Felix LLP as Color                      [  ]               [  ]              [  ]
   Imaging's Accountants for the year ending December 31, 2002.

3. Approve the increase in the authorized common shares of Color                  [  ]               [  ]              [  ]
   Imaging from 20 million shares to 30 million shares.

4. In their discretion upon such other business as may properly come before the meeting or any adjournment or postponement thereof.


THIS PROXY, WHEN PROPERLY EXECUTED,  WILL BE VOTED IN THE MANNER DIRECTED HEREIN
BY THE  UNDERSIGNED  STOCKHOLDER.  IF NO  DIRECTION  IS MADE WITH  RESPECT  TO A
PROPOSAL,  THIS PROXY WILL BE VOTED FOR THE  ELECTION OF THE  DIRECTORS  AND FOR
PROPOSALS 2 and 3 AND  OTHERWISE  IN  ACCORDANCE  WITH THE BEST  JUDGMENT OF THE
PROXY HOLDER.

PLEASE SIGN, DATED, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

            I plan to attend the meeting    [  ]



Signature                                    Signature                                    Date:
         -------------------------                    -------------------------                -----------------

NOTE:      Please sign exactly as name appears  hereon.  When shares are held by joint tenants, both should sign. When signing as attorney,  executor, administrator,  trustee or guardian,  please give full title as such.
           If a corporation,  please sign in full corporate name by President or
           other  authorized   officer.   If  a  partnership,   please  sign  in
           partnership name by authorized person.



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